EXHIBIT A
              Form of Registration Rights Agreement

                  REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of ____________, 1997 between Pioneer Hi-Bred International, Inc., an Iowa corporation (the "Company"), and E.I. du Pont de Nemours and Company, a Delaware corporation (the "Holder").

                            RECITALS

          WHEREAS, the Holder has purchased from the Company pursuant to an Investment Agreement, dated as of _____________
___, 1997 (the "Investment Agreement"), between the Company and the Holder, shares of the Company's Series A Convertible
Preferred Stock, par value $.01 per share (the "Series A
Convertible Preferred Stock");

          WHEREAS, the parties hereto desire to set forth the Holder's rights and the Company's obligations with respect to the registration of the Registrable Securities pursuant to the Securities Act; and

          WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition to the obligations of each of the Company and the Holder under the Investment Agreement;

          NOW, THEREFORE, in consideration of the covenants and agreements of the Holder and the Company contained herein and in the Investment Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.  Definitions and Usage.
                      ---------------------
          As used in this Agreement:

          1.1.  Definitions.
                -----------

          "Board" shall mean the Board of Directors of the Company.

          "Class B Common Stock" shall mean the Class B Common
Stock of the Company, if and when authorized and issued to the Holder.

          "Closing" shall mean the closing for the purchase of the Series A Convertible Preferred Stock pursuant to the
Investment Agreement.

          "Closing Date" shall mean the date of the Closing.

          "Commission" shall mean the Securities and Exchange
Commission.

          "Common Stock" shall mean the Common Stock, par value
$1.00 per share, of the Company.

          "Continuously Effective," with respect to a specified registration statement, shall mean that such registration statement shall not cease to be effective and available for transfers of Registrable Securities thereunder for longer than either (i) any ten (10) consecutive business days, or (ii) an aggregate of fifteen (15) business days during the period specified in the relevant provision of this Agreement.

          "Demand Registration" shall have the meaning set forth in Section 2.1(i).

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Investment Agreement" shall have the meaning set forth in the first Recital to this Agreement.

          "Investor Group" shall have the meaning specified in the Investment Agreement.

          "Permitted Holder Group Transferee" shall mean any wholly owned (other than directors' qualifying shares) United States subsidiary of the Holder which, at the time of determination, owns shares of Series A Convertible Preferred Stock or Class B Common Stock acquired from the Holder during the term of the Investment Agreement and in accordance with terms thereof.

          "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

          "Piggyback Registration" shall have the meaning set forth in Section 3.

          "Register," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

          "Registrable Securities" shall mean the Common Stock issuable upon conversion of the Series A Convertible Preferred Stock or Class B Common Stock (which conversion shall be deemed to occur upon the sale of such shares of Series A Convertible Preferred Stock or Class B Common Stock to the underwriter or underwriters in connection with any Registration hereunder) which Series A Convertible Preferred Stock or Class B Common Stock the Holder, or any Permitted Holder Group Transferee acquires in accordance with the Investment Agreement and which is owned by the Holder or such Permitted Holder Group Transferee on the date of determination; provided, however, that Registrable Securities shall not include any security of the Company acquired by the Holder or any member of the Investor Group other than in accordance with or in violation of the terms of the Investment Agreement. In the event that the Common Stock is converted into any other security pursuant to any merger, consolidation, recapitalization, liquidation or other similar transaction, and if any securities are distributed in respect of any Registrable Securities, then all of such securities shall be considered Registrable Securities for purposes of this Agreement.

          "Registration Expenses" shall have the meaning set forth in Section 7.1.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Shelf Registration" means a Registration Statement effected pursuant to Section 4.

          "Shelf Registration Event" means the receipt by the Company from the Investor at any time following the occurrence of a Surviving Change in Control Transaction, a Release Event or a Trigger Event (each, as defined in the Investment Agreement) of a written request to file a shelf registration statement in accordance with Section 4 provided that in no event may the Investor give such notice at any time that the Total Ownership Percentage (or percentage ownership of the common equity of any other company or entity surviving a Surviving Change in Control Transaction) of the Investor Group is 10% or more. In the event of a Surviving Change in Control Transaction, or in the event the Company or other company or entity that survives a Surviving Change in Control Transaction determines that the provisions of
Section 8.2(b)(i) of the Investment Agreement will not apply to the Company or such surviving company or entity, references herein to the Company shall apply to the Company or other entity surviving such Change in Control Transaction (the "Standstill Successor") but in the event of any other Change in Control Transaction, the provisions of Section 4 herein shall terminate.

          "Shelf Registration Statement" means a Registration Statement of the Company filed with the Commission or Form S-3 (or any successor form) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) covering some or all of the Registrable Securities, as applicable.

          "Transfer" shall mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided, however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer."

          "Underwriters' Representative" shall mean the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters'
Representative by the co-managers.

          "Violation" shall have the meaning set forth in Section
8.1.

          1.2.  Usage.
                -----

               (i) References to a Person are also references to its successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be) and permitted assigns.

               (ii)  References to a document are to it as
amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

               (iii) References to Sections, unless the context otherwise requires.

               (iv)  The definitions set forth herein are
equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

               (v) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

               (vi) The term "hereof" and similar terms refer to this Agreement as a whole.

               (vii) The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with Section 12.2.

          Section 2.  Demand Registration.
                      -------------------

          2.1. (i) At any time after the third anniversary of the Closing Date, and subject to compliance by the Holder with the provisions of Section 6 of the Investment Agreement, if the Holder shall make a written request to the Company, the Company shall cause to be filed with the Commission a registration statement, including all exhibits required by the Commission to be filed therewith (a "Demand Registration Statement") meeting the requirements of the Securities Act for an underwritten public offering of Registrable Securities (a "Demand Registration"), and the Holder shall be entitled to have included therein all or such number of Registrable Securities as the Holder shall request in writing; provided, however, that no request may be made pursuant to this Section 2.1 if within twelve (12) months prior to the date of such request a Demand Registration Statement pursuant to this Section 2.1 shall have been declared effective by the Commission. Any request made pursuant to this Section 2.1 shall be addressed to the attention of the Secretary of the Company, and shall specify the number of Registrable Securities to be registered (which shall be not less than 1,500,000 shares, provided, however that the Holder may request registration of any amount of Registrable Securities where the Holder requests registration (i) of all of its remaining Registrable Securities, or (ii) pursuant to its last Demand Registration right), the intended method of distribution thereof and that the request is for a Demand Registration pursuant to this Section 2.1(i).

               (ii) The Company shall be entitled to postpone for up to 180 days, but in no event more than 180 days during any 24 month period and no sooner than 180 days after the end of any prior postponement under this Section 2.1(ii) or any holdback period described in the first sentence of Section 9.1 the filing of any Demand Registration Statement otherwise required to be prepared and filed pursuant to this Section 2.1 (or delay seeking effectiveness of a Demand Registration Statement which has been filed), if the Board determines, in its reasonable good faith judgment, that such Demand Registration would materially interfere with, or require premature disclosure of, any material financing, acquisition, reorganization or other material transaction involving the Company or any of its subsidiaries and the Company promptly gives the Holder notice of such determination.

          2.2.  Following receipt of a request for a Demand
Registration, the Company shall:

               (i) File the Demand Registration Statement with the Commission as promptly as reasonably practicable, and, subject to Section 2.1(ii), shall use the Company's commercially reasonable efforts to have the Demand Registration Statement declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering.

               (ii) Use the Company's commercially reasonable efforts to keep the relevant registration statement Continuously Effective, if a Demand Registration Statement, for up to 60 days or until such earlier date as of which all the Registrable Securities under the Demand Registration Statement shall have been disposed of in the manner described in the Registration Statement, or such longer period (but in no event longer than 120 days) as in the judgment of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer in accordance with plan of distribution included in such Demand Registration Statement. Notwithstanding the foregoing, if for any reason the effectiveness of a Demand Registration Statement pursuant to this Section 2 is delayed or suspended or filing of the Demand Registration Statement or seeking effectiveness thereof is postponed as permitted by Section 2.1(ii), the commencement of the foregoing period shall be extended by the aggregate number of days of such suspension or postponement.

          2.3. The Company shall be obligated to effect not more than six Demand Registrations, subject to the provisions of
Section 4.1. For purposes of the preceding sentence, a Demand Registration shall not be deemed to have been effected (i) unless a Demand Registration Statement with respect thereto has become effective, (ii) if after such Demand Registration Statement has become effective, such Demand Registration Statement or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Holder and such interference is not thereafter eliminated, or
(iii) if the conditions to closing specified in the underwriting agreement entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Holder. If the Company shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to this Section 2 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been distributed pursuant to the Registration Statement, and (y) the date as of which such Demand Registration shall have been Continuously Effective for a 60-day period or other period specified in 2.2(ii) following the effectiveness of such Demand Registration Statement, provided no stop order or similar order, or proceedings for such an order, is thereafter entered or initiated.

          2.4. A registration pursuant to this Section 2 shall be on such appropriate registration form of the Commission as shall (i) be selected by the Company and be reasonably acceptable to the Holder, and (ii) permit the distribution of the Registrable Securities in accordance with the intended method or methods of distribution specified in the request pursuant to
Section 2.1(i).

          2.5. The Holder shall have the right to select the underwriter or underwriters and manager or managers to administer such offering; provided, however, that each Person so selected shall be acceptable to the Company in its reasonable judgment.

          2.6. The Company may not include in a Demand Registration pursuant to Section 2.1 shares of Common Stock for the account of the Company or any subsidiary of the Company, but may include shares of Common Stock for the account of any other person or entity who holds shares of Common Stock; provided, however, that if the Underwriters' Representative of any offering described in this Section 2.6 shall have informed the Company in writing that in its opinion the total number of shares of Common Stock that the Holder, and any other persons or entities desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success or pricing of such offering, then the Company shall include in such Demand Registration all Registrable Securities requested to be included in such registration by the Holder together with up to such additional number of shares of Common Stock that any other persons or entities entitled to participate in such registration desire to include in such registration and that the Underwriters' Representative has informed the Company may be included in such registration without adversely affecting the success of pricing of such offering; provided that the number of shares of Common Stock to be offered for the account of all such other persons and entities participating in such registration shall be reduced or limited pro rata in proportion to the respective number of shares of Common Stock requested to be registered by such persons and entities to the extent necessary to reduce the respective total number of shares of Common Stock requested to be included in such offering to the number of shares of Common Stock recommended by such Underwriters' Representative.

          Section 3.  Piggyback Registration.
                      ----------------------

          3.1. If at any time after the third anniversary of the Closing Date, the Company proposes to register (including for this purpose a registration effected by the Company for the account of the Company or shareholders of the Company other than the Holder) shares of Common Stock or securities convertible or exercisable into shares of Common Stock under the Securities Act in connection with the public offering solely for cash on Form S-1, S-2 or S-3 (or any replacement or successor forms) as soon as practicable (but in not event less than ten (10) business days prior to the date of filing any related Registration Statement), the Company shall promptly give the Holder written notice of such registration (a "Piggyback Registration"). Upon the written request of the Holder given within 10 days following the date of such notice, the Company shall use commercially reasonable efforts to cause to be included in such registration statement (a "Piggyback Registration Statement," the Shelf Registration Statement, the Demand Registration Statement and Piggyback Registration Statement are hereinafter called collectively, "Registration Statements" and, individually, a "Registration Statement"), and use its commercially reasonable efforts to cause to be registered under the Securities Act all the Registrable Securities that the Holder shall have requested to be registered. The Company shall have the absolute right to withdraw or cease to prepare or file any Piggyback Registration Statement for any offering referred to in this Section 3 without any obligation or liability to the Holder; provided, that the Company shall promptly notify the Holder in writing of any such action.

          3.2. If the Piggyback Registration Statement relates to an underwritten offering of Common Stock or securities convertible or exercisable into shares of Common Stock and if the Underwriters' Representative of such underwritten offering shall inform the Company that in its opinion the inclusion in such underwritten distribution of all or a specified number of such Registrable Securities or of any other shares of Common Stock requested to be included would materially and adversely effect the success or pricing of such offering or of such distribution by the underwriters, then the Company may, upon written notice to the Holder, exclude from such underwritten offering (i) in the event the Piggyback Registration Statement relates to an offering for the account of the Company, shares of Common Stock requested to be included by any persons or entities other than the Company, pro rata in proportion to the respective number of shares of Common Stock requested to be included by such persons and entities, to the extent necessary to reduce the respective total number of shares of Common Stock requested to be included in such offering to the number of shares of Common Stock recommended by such Underwriters' Representative and (ii) in the event the Piggyback Registration Statement relates to an offering for the account of any person or entity other than the Company,
(A) first, shares of Common Stock requested to be registered for the account of any persons or entities other than the person or entity making the initial request for such registration (the "Requesting Party"), pro rata in proportion to the respective number of shares of Common Stock requested to be registered by such other persons and entities to the extent necessary to reduce the respective total number of shares of Common Stock requested to be included in such offering to the number of shares of Common Stock recommended by such Underwriters' Representative,
(B) second, to the extent reduction as a result of clause (A) is insufficient, shares of Common Stock requested to be registered for the account of the Company, and (C) third, to the extent reduction as a result of clauses (A) and (B) is insufficient, shares of Common Stock requested to be registered for the account of the Requesting Party.

          The Company may decline to file a Piggyback
Registration Statement referred to in this Section 3.2 after giving notice to the Holder, or withdraw such a Piggyback Registration Statement after filing, or otherwise abandon any such proposed underwritten offering; provided that the Company shall promptly notify the Holder in writing of any such action.

          3.3.  The Holder may not participate in any
underwritten offering under Section 2.1 or Section 3.1 hereof unless it completes and executes all customary questionnaires, powers of attorney, custody agreements, underwriting agreements, and other customary documents required under the customary terms of such underwriting arrangements. In connection with any underwritten offering under Section 2.1, 3.1 or 4.1, each of the Holder and the Company shall be a party to the underwriting agreement with the underwriters and may be required to make certain customary representations and warranties (in the case of the Holder only as to the Registrable Securities being sold by the Holder and any Permitted Group Transferee in such underwritten offering and the plan of distribution thereof) and provide certain customary indemnifications for the benefit of the underwriters.

          3.4. The Holder shall be entitled to have its Registrable Securities included in an unlimited number of Piggyback Registrations pursuant to this Section 3.

          Section 4.  Shelf Registration.
                      ------------------

          4.1. Upon the occurrence of a Shelf Registration Event, the Company shall file with the Commission as promptly as practicable, but in no event later than 20 business days after the Shelf Registration Event, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holder and the Permitted Holder Group Transferees from time to time in accordance with the methods of distribution elected by the Holder and set forth in such Shelf Registration Statement and, thereafter, shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable. If, on the occurrence of a Shelf Registration Event, the Company does not qualify to file a Shelf Registration Statement, then the Holder shall be entitled to one additional Demand Registration pursuant to Section 3, but at any time thereafter that the Company does so qualify, it shall, as promptly as practicable, file a Shelf Registration Statement.

          4.2. The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be usable by the Holder and the Permitted Holder Group Transferees for a period ending on the date twenty-four months (the "Shelf Maintenance Period") after the occurrence of the Shelf Registration Event (such date to be extended by the aggregate number of days any Shelf Registration Statement shall be subject to a Shelf Suspension) or such shorter period as shall terminate when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (but in no event prior to the applicable period referred to in Section 4(3) of the Act and Rule 174 thereunder) (such period being the "Shelf Period").

          4.3. The Company shall be entitled to postpone the filing of any Shelf Registration Statement otherwise required to be prepared and filed pursuant to this Section 4 (or delay seeking, or maintaining continued, effectiveness of a Shelf Registration Statement that has been filed) if the Board determines in its reasonable good faith judgment, that such Shelf Registration would materially interfere with, or require premature disclosure of, any material financing, acquisition, reorganization or other material transaction involving the Company or any of its subsidiaries and the Company gives the Holder notice of such determination (a "Shelf Suspension"); provided, however, that the Company shall not have postponed pursuant to this Section 4.3, the commencement of the filing of, delay the seeking the effectiveness of, or suspend the use of any Shelf Registration Statement otherwise required to be prepared and filed pursuant to this Section 4, (i) more than 180 days during the Shelf Maintenance Period, (ii) for a period exceeding 180 days on any one occasion during or (iii) sooner than 90 days after the end of any prior Shelf Suspension and provided, further, that the Shelf Maintenance Period shall be extended by the aggregate number of days of each Shelf Suspension. In the case of a Shelf Suspension, the notice required above shall request the Holder to suspend any sale or purchase, or offer to sell or purchase the Registrable Securities, and to suspend any sale or purchase, or offer to sell or purchase the Registrable Securities, and to suspend use of the prospectus related to the Shelf Registration in connection with any such sale or purchase or offer to sell or purchase. The Company shall immediately notify the Holder upon the termination of any Shelf Suspension, shall amend or supplement the related prospectus, if necessary, so it does not contain any untrue statement or omission therein and shall furnish to the holders such numbers of copies of the prospectus as so amended or supplemental as the Holder may reasonably request. The Holder will advise the Company by at least 5 business days' prior written notice if the Holder intends to make any sale under the Shelf Registration Statement that would constitute a "distribution" for purposes of Regulation M under the Securities Act.

          4.4. The Holder shall have the right to effect an underwritten offering covering not fewer than 1,500,000 shares pursuant to a Shelf Registration (in which case each such underwritten offering shall constitute a Demand Registration for purposes of Section 2.3) and to select the underwriter or underwriters and manager or managers to administer any offering pursuant to a Shelf Registration; provided, however, that each Person so selected shall be acceptable to the Company in its reasonable judgment.

          Section 5.  Registration Procedures.
                      -----------------------

          Whenever required under Section 2, Section 3 or Section
4 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

          5.1.  Prepare and file with the Commission a
Registration Statement, including all exhibits required by the Commission to be filed therewith, with respect to such Registrable Securities and, subject to Section 2.1 and Section 4.3, use the Company's commercially reasonable efforts to cause such Registration Statement to become effective; provided, however, that before filing a Registration Statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement and prior to effectiveness thereof, the Company shall furnish to counsel for the Holder and underwriters, copies of all such documents in the form substantially as proposed to be filed with the Commission at a reasonable time prior to filing for review and comment by such counsel.

          5.2. Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the distribution of all securities covered by such Registration Statement and as may be reasonably requested by the Holder or necessary to keep such Registration Statement effective pursuant to Section 2.2(i) and
4.2. If the registration is for an underwritten offering, the Company shall amend the Registration Statement or supplement the prospectus whenever required by the terms of the underwriting agreement. Pending such amendment or supplement the Holder and all other members of the Investor Group, upon written notice by the Company, shall cease making offers or Transfers of Registrable Securities pursuant to the prior prospectus. In the event that any Registrable Securities included in a Registration Statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its commercially reasonable efforts to maintain the effectiveness of such Registration Statement, the Company may file a post-effective amendment to the Registration Statement for the purpose of removing such Securities from registered status.

          5.3. Notify the Holder and the Underwriters' Representative and (if requested) confirm such advise in writing, as soon as practicable after notice thereof is received by the Company (i) when the Registration Statement or any amendment thereto has been filed or becomes effective, the prospectus or any amendment or supplement to the prospectus included therein has been filed, and, to furnish the Holder and the underwriters with copies thereof, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information, (iii) if at any time the representations and warranties of the Company contemplated by Section 3.3 cease to be true and correct, and
(iv) of the receipt by the Company of any notification with respect to the suspension or qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

          5.4. Promptly notify the Holder and the Underwriters' Representative, if any, at any time when a prospectus relating thereto is required to be delivered under the Securities Act when the Company becomes aware of the happening of any event as a result of which the prospectus included in any Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus and any preliminary prospectus, in light of the circumstances under which they were made) when such prospectus was delivered not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the prospectus in order to comply with the Securities Act and, in either case as promptly as practicable thereafter, prepare and file with the Commission, and furnish without charge to the Holder and the Underwriters' Representative, if any, a supplement or amendment to such prospectus which will correct such statement or omission or effect such compliance.

          5.5. If requested by the Underwriters' Representative or the Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the Underwriters' Representative and the Holder agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

          5.6. Cooperate with the Holder and the Underwriters' Representatives to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denomination and registered in such names as the Underwriters' Representative may request at least two business days prior to the sale of Registrable Securities to the underwriters.

          5.7. Cooperate with the Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"), and otherwise use its best efforts to comply with the rules, by-laws and regulations of the NASD as they apply to the registration.

          5.8. Furnish to the Holder such numbers of copies of the Registration Statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as the Holder may reasonably request in order to facilitate the distribution of Registrable Securities owned by the Holder.

          5.9.  Use the Company's commercially reasonable efforts
(i) to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such states or jurisdictions as shall be reasonably requested by the Underwriters' Representative, and (ii) to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          5.10. In the event of any underwritten offering, enter into and perform the Company's obligations under an underwriting agreement (including indemnification and contribution obligations of underwriters or agents in the form set forth in Section 8), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the Holder, and the Underwriters' Representative for such offering in the marketing, and customary selling efforts relating to the Registrable Securities, including participating in customary "road show" presentations as may be reasonably requested by the Underwriters' Representative.

          5.11. Promptly notify the Holder of any stop order issued or threatened to be issued by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          5.12. Make available for inspection by the Holder, any underwriter participating in such offering and the representatives of the Holder and such underwriter all financial and other information as shall be reasonably requested by them, and provide the Holder, any underwriter participating in such offering and the representatives of the Holder and such underwriter the reasonable opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibilities under the Securities Act; provided, however, that information that the Company determines, in its reasonable and good faith judgment, to be confidential and which the Company advises such Person in writing, is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company and the Holder of Registrable Securities agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

          5.13. Use the Company's commercially reasonable efforts to obtain a so-called "comfort letter" from its independent public accountants, and legal opinions of counsel to the Company addressed to the Holder, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to the Holder. The Company shall furnish to the Holder a signed counterpart of any such comfort letter or legal opinion. Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgments as are customarily provided by selling shareholders who receive such comfort letters or opinions.

          5.14. Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

          5.15. Use commercially reasonable efforts to cause the Registrable Securities covered by such Registration Statement to continue to be listed on all exchanges where the Company's Common Stock is listed and to be Registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holder to consummate the distribution of the Registrable Securities which are included in such registration.

          5.16. Take such other actions as are reasonably required in order to expedite or facilitate the registration of Registrable Securities included in such registration.

          Section 6.  Holder's Obligations.
                      --------------------

          6.1 It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities which are included in such registration that the Holder shall furnish to the Company such information regarding the Holder and any participating Permitted Holder Group Transferee, the number of the Registrable Securities owned by it and any participating Permitted Holder Group Transferee, and the intended method of distribution of such Registrable Securities as shall be required to effect the registration of such Registrable Securities, and to cooperate with the Company in preparing such registration.

          6.2 The Holder agrees, and each Permitted Holder Group Transferee shall be deemed by acceptance of Registrable Securities to have agreed, that, upon receipt of any notice of the Company pursuant to clauses (ii) through (iv) of Section 5.3 and Section 5.4 hereof, the Holder and each Permitted Holder Group Transferee will discontinue disposition of such Registrable Securities covered by such Registration Statement until such Holder's or Permitted Holder Group Transferee's receipt of copies of the supplemental or amended prospectus contemplated by Section
5.4 hereof, or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. If the Company shall give any notice under clauses (ii) through
(iv) of Section 5.3 or Section 5.4 hereof during the period that the Company is required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 5.4 (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

          Section 7.  Expenses of Registration.  Expenses in
connection with registrations pursuant to this Agreement shall be allocated and paid as follows:

          7.1.  With respect to the first two Demand
Registrations effected pursuant to Section 2 hereof, the Company shall bear and pay, and with respect to each additional Demand Registration, the Holder shall bear and pay, all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to such Demand Registration, including all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, and the reasonable fees and disbursements of counsel for the Company, and of the Company's independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance (the "Registration Expenses"), but in no event shall the Company bear underwriting discounts and commissions relating to Registrable Securities or fees and expenses of Holder's counsel (which shall be paid by the Holder) and provided that the Company shall not be required to pay for any expenses of any registration begun pursuant to Section 2 if the registration is subsequently withdrawn at the request of the Holder (in which case the Holder shall bear such expense), other than by reason of failure of the Company to comply with Section 5.12 or if the proviso of such section becomes applicable unless the Holder agrees that such withdrawn registration shall constitute one of the Demand Registrations under Section 2 hereof.

          7.2. The Company shall bear and pay all Registration Expenses incurred in connection with any Shelf Registrations pursuant to Section 4 and any Piggyback Registrations pursuant to
Section 3 for the Holder, but excluding, incremental registration and qualification fees and expenses (including underwriting discounts and commissions relating to Registrable Securities) and any incremental costs and disbursements (including fees and expenses of the Holder's counsel) that result from the inclusion of the Registrable Securities in any Piggyback Registrations (each of which shall be paid by the Holder).

          Section 8.  Indemnification; Contribution.  If any
Registrable Securities are included in a Registration Statement under this Agreement:

          8.1. To the extent permitted by applicable law, the Company shall indemnify and hold harmless the Holder and each Permitted Holder Group Transferee, each Person, if any, who controls such Holder or Permitted Holder Group Transferee within the meaning of the Securities Act, and each officer, director, partner, and employee of the Holder and each Permitted Holder Group Transferee, and any such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including reasonable attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

               (i)  Any untrue statement or alleged untrue
statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

               (ii) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

               (iii) Any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law;

provided, however, that the indemnification required by this
Section 8.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity agreement contained in this Section 8 shall not apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such person at or prior to the confirmation of sale to such person if such underwriter was under an obligation to deliver such final prospectus and failed to do so. The Company shall also indemnify underwriters participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holder provided, however, that no such underwriter shall be entitled to indemnification under this Agreement if such person shall have entered into a separate underwriting or indemnification agreement with the Company.

          8.2. To the extent permitted by applicable law, the Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, and each officer, director, partner, and employee of the Company and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including reasonable attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished in writing by the Holder specifically for use in connection with such registration; provided, further, however, that the indemnification required by this Section 8.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, however, in no event shall the liability of the Holder be greater in amount than the dollar amount of the net proceeds by the Holder upon sale of Registrable Securities giving rise to such indemnification obligation.

          8.3. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this
Section 8, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; subject to the rights of an indemnified party to retain its own counsel as hereinafter provided. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8 but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 8. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) owed by the indemnifying party hereunder shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party (subject to refund if it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels).

          8.4. If the indemnification required by this Section 8 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 8:

               (i)  The indemnifying party, in lieu of
indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8.1 and Section 8.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided, however, that in no event shall the Holder be required to contribute an amount greater than the dollar amount of the net proceeds received by the Holder with respect to the sale of any securities.

               (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section
8.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 8.4(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          8.5.  If indemnification is available under this
Section 8 the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 8 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 8.4.

          8.6. The obligations of the Company, the Holder and any Permitted Holder Group Transferee under this Section 8 shall survive the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Agreement, and otherwise.

          Section 9.  Holdback.
                      --------

          9.1  If so requested by the Underwriters'
Representative in connection with an offering of any securities covered by a registration statement filed by the Company, whether or not securities of the Holder or any Permitted Holder Group Transferee are included therein, the Holder shall agree not to effect or permit any Permitted Holder Group Transferee to effect any sale or distribution of shares of Common Stock including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration) during the 7-day period prior to, and during the 90-day period beginning on, the date such registration statement is declared effective under the Securities Act by the Commission, provided that the Holder is timely notified of such effective date in writing by the Company or such Underwriters' Representative. In order to enforce the foregoing covenant, the Company shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of the Holder until the end of such period. The restrictions in this Section 9 are in addition to and not in limitation of the restrictions on transfer applicable to the Investor Group under the Investment Agreement. The Holder shall not be subject to the restrictions set forth in this Section 9.1 for longer than 90 days during any 12 month period.

          9.2.  If so requested by the Underwriters'
Representative in connection with an offering of any Registrable Securities, the Company shall agree not to effect any sale or distribution of shares of Common Stock during the 7-day period prior to, and during the 90-day period beginning on, the date such Registration Statement is declared effective under the Securities Act by the Commission (or, in the case of an underwriting under the Shelf Registration, the date of the closing under the underwriting agreement). The Company agrees to use its commercially reasonable efforts to obtain from each holder of restricted securities of the Company the same as or similar to those being registered by the Company on behalf of the Holder, or any restricted securities convertible into or exchangeable or exercisable for any of its securities, an agreement not to effect any sale or distribution of such securities (other than securities purchased in a public offering) during any period referred to in this paragraph, except as part of any such Registration Statement if permitted. Without limiting the foregoing, if the Company grants any Person (other than a holder of Registrable Securities) any rights to demand or participate in a Registration, the Company agrees that the agreement with respect thereto shall include such Person's agreement as contemplated by the previous sentence.

          Section 10.  Amendment, Modification and Waivers;
                       Further Assurances.
                       ------------------------------------

               (i)  This Agreement may be amended with the
consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of the Holder to such amendment, action or omission to act.

               (ii) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

               (iii) Each of the parties hereto shall exercise all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement. The Company shall cause the Standstill Successor to be bound by the terms of this Agreement.

          Section 11. Assignment; Benefit. This Agreement and all of its provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated by the Holder to any Person except a wholly owned direct or indirect subsidiary of the Holder to whom the Holder shall have transferred all of the Registrable Securities then owned by the Holder as permitted by, and subject to the terms of, the Investment Agreement.

          Section 12.  Miscellaneous.
                       -------------

          12.1 Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Iowa applicable to contracts made and to be performed in that state. The parties hereto irrevocably (a) submit to the exclusive personal jurisdiction of any state or federal court in the State of Illinois in any suit, action or other legal proceeding relating to this Agreement;
(b) agree that all claims in respect of any such suit, action or other legal proceeding may be heard and determined in, and enforced in and by, any such court; and (c) waive any objection that they may now or hereafter have to venue in any such court or that such court is an inconvenient forum.

          12.2 Notices. All notices and requests given pursuant to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), confirmed facsimile or overnight air courier guaranteeing next business day delivery to the relevant address specified below:

               (a)  If to the Company, to:

                    Pioneer Hi-Bred International, Inc.
                    700 Capital Square
                    Des Moines, Iowa  50309
                    Attention:  General Counsel
                    Telephone:  515-248-4800
                    Telecopier:  515-248-4844

                    With a copy to:

                    Fried, Frank, Harris, Shriver & Jacobson
                    One New York Plaza
                    New York, New York 10044
                    Attention:  Stephen Fraidin, Esq.
                    Telephone:  212-859-8000
                    Telecopier:  212-859-4000

                (b) If to the Investor, to:

                    E.I. du Pont de Nemours and Company
                    Agricultural Products
                    Barley Mill Plaza #38
                    P.O. Box 80038
                    Wilmington, DE  19880-0038
                    Attention:  William F. Kirk,
                                Vice President and
                                  General Manager
                    Telephone:  302-774-1000
                    Telecopier:  302-992-6184

                    With a copy to:

                    Skadden, Arps, Slate, Meagher
                      & Flom, LLP
                    919 Third Avenue
                    New York, New York 10022
                    Attention:  Lou R. Kling, Esq.
                    Telephone:  212-735-3000
                    Telecopier:  212-735-2000


Except as otherwise provided in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be: at the time delivered, if personally delivered or mailed; when receipt is acknowledged, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

          12.3. Entire Agreement; Integration. This Agreement supersedes all prior agreements between or among any of the parties hereto with respect to the subject matter contained herein and therein, and such agreements embody the entire understanding among the parties relating to such subject matter.

          12.4. Injunctive Relief. Each of the parties hereto acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

          12.5. Section Headings. Section headings are for convenience of reference only and shall not affect the meaning of any provision of this Agreement.

          12.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

          12.7. Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

          12.8. Filing. A copy of this Agreement and of all amendments thereto shall be filed at the principal executive office of the Company with the corporate records of the Company.

          12.9. Termination. This Agreement may be terminated at any time by a written instrument signed by the parties hereto. Unless sooner terminated in accordance with the preceding sentences, this Agreement (other than Section 8 hereof) shall terminate in its entirety on such date as the Total Ownership Percentage (as defined in the Investment Agreement) of the Holder shall be less than 2%, provided that any shares of Common Stock previously subject to this Agreement shall not be Registrable Securities following the sale of any such shares in an offering registered pursuant to this Agreement.

         12.10. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

         12.11. No Third Party Beneficiaries. Nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement; provided, however, that any Permitted Holder Group Transferee shall be entitled to any rights, remedies, obligations or liabilities conferred under or by reason of this Agreement.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.


                            E.I. DU PONT DE NEMOURS AND COMPANY


                            By:   -----------------------------
                                  Name:
                                  Title:


                            PIONEER HI-BRED INTERNATIONAL, INC.


                            By:   -----------------------------
                                  Name:
                                  Title: